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                                 EXHIBIT 10.17

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                                            WA0954KC
GENERAL SERVICES ADMINISTRATION     SUPPLEMENTAL AGREEMENT         DATE
PUBLIC BUILDINGS SERVICE            NO. 2                          OCT 21 1996

SUPPLEMENTAL LEASE AGREEMENT        TO LEASE NO. GS-10PES-OL-5-42

ADDRESS OF PREMISES    1202 WAREHOUSE
                       Federal Center South
                       4735 E. Marginal Way South
                       Seattle, WA  98134

THIS AGREEMENT, made and entered into this date by and between Seattle FilmWorks, Inc.

whose address is     1260 16th Avenue West
                     Seattle, WA  98119

hereinafter called the Lessee, and the UNITED STATES OF AMERICA, hereafter called the Government:

WHEREAS, the parties hereto desire to amend the above Lease.

NOW THEREFORE, these parties for the considerations hereinafter mentioned covenant and agree that the said Lease is amended, effective October 1, 1996, as follows:

This supplemental lease agreement (SLA #2), reflects the addition of two wholly owned subsidiaries, who will jointly occupy the rental warehouse space at Federal Center South, Seattle, WA. The two subsidiaries are 1) Seattle FilmWorks Manufacturing Company and 2) OptiColor, Inc.



All other terms and conditions of the lease shall remain in force and effect.

IN WITNESS WHEREOF, the parties subscribed their names as of the above date.
________________________________________________________________________________
LESSEE

BY  /s/ Case H. Kuehn        Vice President, Treasurer & CFO
        (Signature)                  (Title)

IN PRESENCE OF

/s/ Linda M. Clay            910 223rd Court N.E., Redmond, WA  98053
    (Signature)                      (Address)

UNITED STATES OF AMERICA
                                  CONTRACTING OFFICER
BY:  /s/ Lorraine A. Parham       GENERAL SERVICES ADMINISTRATION
        (Signature)                  (Official Title)

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